EXPLANATORY NOTE

The XBRL interactive data file included as an exhibit to this filing relates to the GMO SGM Major Markets Fund (formerly known as GMO Systematic Global Macro Opportunity Fund) Prospectus dated December 1, 2015, as revised December 9, 2015 (relating to one of the thirty-nine series of the Trust), filed with the Securities and Exchange Commission on December 9, 2015 (SEC Accession No. 0001193125-15-398963) pursuant to Rule 497(e) under the Securities Act of 1933, as amended.

EXHIBIT INDEX

GMO TRUST

Exhibit Ref.	Title of Exhibit

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.INS	XBRL Instance Document

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

EX-101.SCH	XBRL Taxonomy Extension Schema Document